UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2022

EJF ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-40113	98-1574021
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2107 Wilson Boulevard, Suite 410 Arlington, Virginia	22201
(Address of Principal Executive Offices)	(Zip Code)

(703) 879-3292

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable warrant	EJFAU	The Nasdaq Stock Market LLC
Class A ordinary shares	EJFA	The Nasdaq Stock Market LLC
Redeemable Warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	EJFAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 15, 2022, EJF Acquisition Corp., a Cayman Islands exempted company (“EJFA”), entered into company voting agreements (the “Company Voting Agreements”) with each of (x) Clal Insurance Company Ltd. (Nostro), Clal Insurance Company Ltd. (Participating Insurance Policies), Clal Pension and Provident Funds Ltd. and “Atudot” - Pension Fund for Employees and Independents Ltd. (collectively, the “Clal Shareholders”) and (y) Coral Blue Investment Pte. Ltd and Radiance Star Pte. Ltd. (collectively with the Clal Shareholders, the “Pagaya Shareholders”), pursuant to which each of those Pagaya Shareholders have agreed, among other things, to (i) appear at a shareholder meeting of Pagaya Technologies Ltd., a company organized under the laws of Israel (“Pagaya”), or otherwise cause the Pagaya securities beneficially owned by them and entitled to vote (collectively, the “Pagaya Voting Shares”) to be counted for purposes of establishing a quorum for the purpose of approving Pagaya transaction proposals; (ii) vote all Pagaya Voting Shares in favor of Pagaya transaction proposals, including the approval of the merger (the “Merger”) and the other transactions (the “Transactions”) contemplated by the Agreement and Plan of Merger, dated as of September 15, 2021 (the “Merger Agreement”), by and among EJFA, Pagaya and Rigel Merger Sub Inc., a Cayman Islands exempted company and a direct, wholly-owned subsidiary of Pagaya; (iii) execute a written consent in favor of Pagaya transaction proposals, if required, and (iv) vote all Pagaya Voting Shares against (A) any proposal or offer from any person (other than EJFA or any of its affiliates) concerning (1) a merger, consolidation, liquidation, recapitalization, share exchange or other business combination transaction involving Pagaya, (2) the issuance or acquisition of shares or other equity securities of Pagaya, or (3) the sale, lease, exchange or other disposition of any significant portion of Pagaya’s properties or assets; (B) any action, proposal, transaction or agreement that could reasonably be expected to result in a breach of any covenant or obligation of Pagaya set forth in the Merger Agreement or any other transaction agreement, or in any representation or warranty of Pagaya set forth in the Merger Agreement or any other transaction agreement becoming inaccurate; and (C) any action, proposal, transaction or agreement that could reasonably be expected to impede, interfere with, delay, discourage, adversely affect or inhibit the timely consummation of the Transactions or the fulfillment of Pagaya’s conditions under the Merger Agreement or any other transaction agreement or change in any manner the voting rights of any class of shares of Pagaya (including any amendments to Pagaya’s governing documents), except as contemplated by the Company Voting Agreement.

In addition, the Pagaya Shareholders party to the Company Voting Agreements agreed not to transfer, directly or indirectly, any of their Pagaya Voting Shares until the earlier of the Effective Time and the date on which the Merger Agreement is terminated in accordance with its terms, subject to certain exceptions.

The terms and conditions of the Company Voting Agreements are substantially similar to the terms and conditions of the form of company voting agreement which is attached as Exhibit B to the Merger Agreement, which was filed as Exhibit 2.1 to the Form 8-K filed with the U.S. Securities and Exchange Commission (“SEC”) by EJFA on September 16, 2021.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 17, 2022, EJFA held its extraordinary general meeting of shareholders (the “Extraordinary General Meeting”). At the Extraordinary General Meeting, 28,245,217 ordinary shares of EJFA (including Class A ordinary shares and Class B ordinary shares), representing approximately 78.60% of all of the shares entitled to vote at the Extraordinary General Meeting, were present in person or were represented by valid proxies; therefore, a quorum was present at the Extraordinary General Meeting. The following two proposals were presented at the Extraordinary General Meeting, each of which is described in more detail in the proxy statement/prospectus (the “Proxy Statement”) related to the Extraordinary General Meeting, dated May 26, 2022, which was filed with the SEC.

The EJFA shareholders approved the Business Combination Proposal and the Merger Proposal (each as defined in the Proxy Statement). The voting results for each proposal were as follows:

Proposal 1 - The Business Combination Proposal

The EJFA shareholders approved the Business Combination Proposal, which required the affirmative vote of a majority of the votes cast by the holders of the issued ordinary shares present in person or by proxy at the Extraordinary General Meeting and entitled to vote on such matter at the Extraordinary General Meeting. Proposal 1 received the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
25,539,619	2,685,544	20,054	N/A

Proposal 2 - The Merger Proposal

The EJFA shareholders approved the Merger Proposal, which required the affirmative vote of at least two-thirds of the votes cast by the holders of the issued ordinary shares present in person or by proxy and entitled to vote thereon at the Extraordinary General Meeting. Proposal 2 received the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
25,539,569	2,685,594	20,054	N/A

As there were sufficient votes to approve the above proposals, the “Adjournment Proposal” described in the Proxy Statement was not presented to EJFA shareholders.

Additional Information and Where to Find It

In connection with the proposed business combination between Pagaya and EJFA, Pagaya filed a registration statement on Form F-4 and Pagaya and EJFA each filed the related Proxy Statement that was distributed to shareholders of EJFA in connection with EJFA’s solicitation of proxies for the vote by its shareholders with respect to the proposed business combination. The registration statement was declared effective by the SEC, and EJFA mailed the definitive Proxy Statement to its shareholders as of the record date established for voting on the proposed business combination and the other proposals regarding the proposed business combination set forth in the Proxy Statement. Pagaya or EJFA may also file other documents with the SEC regarding the proposed business combination. Shareholders and other interested persons are advised to read the Proxy Statement and other filed documents because these materials contain important information about Pagaya, EJFA and the proposed transaction. Shareholders may obtain a copy of the aforementioned documents, without charge, at the SEC’s website at www.sec.gov, or at Pagaya’s website at www.pagaya.com, or by directing a request to: EJF Acquisition Corp., 2107 Wilson Boulevard, Suite 410, Arlington, Virginia 22201.

Forward-looking Statements

This document includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “could,” “continue,” “expect,” “estimate,” “may,” “plan,” “outlook,” “future” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of EJFA, Pagaya or the combined company after completion of the proposed business combination are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Agreement and Plan of Merger providing for the business combination (the “Agreement”) and the proposed business combination contemplated thereby; (2) the inability to complete the transactions contemplated by the Agreement due to the failure to satisfy the remaining conditions to closing in the Agreement; (3) the ability to meet Nasdaq’s listing standards following the consummation of the transactions contemplated by the Agreement; (4) the risk that the proposed transaction disrupts current plans and operations of Pagaya as a result of the announcement and consummation of the transactions described herein; (5) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (6) costs related to the proposed business combination; (7) changes in applicable laws or regulations; (8) the possibility that Pagaya may be adversely affected by other economic, business, and/or competitive factors; and (9) other risks and uncertainties indicated from time to time in other documents filed or to be filed with the SEC by EJFA or Pagaya. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. EJFA and Pagaya undertake no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

Non-Solicitation

This document is not a proxy statement or solicitation or a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination and shall not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange, the securities of Pagaya, EJFA or the combined company, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2022	EJF ACQUISITION CORP.

	By:	/s/ Kevin Stein
	Name:	Kevin Stein
	Title:	Chief Executive Officer